UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 9, 2025

FIRSTSUN CAPITAL BANCORP
(Exact name of registrant as specified in its charter)

Delaware	333-258176	81-4552413
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1400 16th Street, Suite 250
Denver, Colorado 80202
(Address of principal executive offices and zip code)

(303) 831-6704
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 Par Value	FSUN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR § 230.405) or 12b-2 of the Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02     Termination of a Material Definitive Agreement
Reference is made to Item 1.01 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 25, 2025, by FirstSun Capital Bancorp (the “Company”), in which the Company described Board Representative Letter Agreements entered into with four stockholders, including Aquiline SGB Holdings LLC (“Aquiline”, that agreement referred to hereinafter as the “Aquiline Board Representative Agreement”). That description set forth under the heading “—Entry into Board Representative Letter Agreements” is incorporated herein by reference.
On June 9, 2025, the Company and Aquiline agreed to terminate the Aquiline Board Representative Agreement. As a result of the termination of the Aquiline Board Representative Agreement, Aquiline caused its board representative, Mr. Paul A. Larkins (“Mr. Larkins”), to resign from the Company’s board of directors. Aquiline originally invested in a company acquired by the Company in 2017. Neal Arnold, the Company’s Chief Executive Officer and President, stated “We greatly appreciate Aquiline’s long history of support for the Company and its growth over the many years of its investment. We wish Aquiline success in its future endeavors.”
Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As disclosed in connection with the termination of the Aquiline Board Representative Agreement, Mr. Larkins resigned as a director of the Company effective June 9, 2025.
Mr. Larkins has served as a board member of the Company since 2019 as the director representative for Aquiline. In his letter of resignation, Mr. Larkins expressed his pleasure in serving on the Board of the Company and wished continued success to the Company. Mr. Larkins has been a valuable board member since 2019, and the Company similarly appreciates his contributions during his tenure. The Company thanks Mr. Larkins for his service to the Company and wishes him the best in his future endeavors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTSUN CAPITAL BANCORP

Date: June 10, 2025	By:	/s/ Neal E. Arnold
	Name:	Neal E. Arnold
	Title:	Chief Executive Officer and President